UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2017

Date of reporting period:  April 30, 2017

Item 1. Report to Stockholders.

Rareview Longevity Income Generation Fund

Institutional Class – RVIGX
Retail Class – RLIGX

Semi-Annual Report

April 30, 2017

Rareview Longevity Income Generation Fund

June 29, 2017

Dear Shareholders,

Please find below a summary of our performance for the first six months of business.

Fiscal
Year-to-Date
(As of 4/30/17)
Rareview Longevity Income Generation Fund (Institutional)	8.17%
60% S&P 500 and 40% Bloomberg Barclays Aggregate Index	8.00%

Our fiscal year began on November 1, 2016. We had to contend with the operational challenges of launching a new fund, the surprise outcome of the U.S. Presidential Election, and year-end seasonality that can potentially negatively impact the closed-end fund universe.

Despite those uncertainties, we remained true to our investment process from the onset and systematically deployed capital through the end of January. That approach served us well.

In the context that broad asset markets showed strong performance, especially U.S. equities, during those first three months of the fiscal year, we were pleased to see the Fund perform close to in line with our benchmark – a weighted blend of 60% S&P 500 and 40% Bloomberg Barclays Aggregate Index – since the beginning of November.

Once we got our sea legs, we continued to execute our investment process according to the objectives we laid out.

Over the period from February to April 2017, we outperformed our benchmark, including making up for the minor shortfall in the previous three months.

Throughout this semi-annual period, the Fund kept a 60% balance or more towards fixed income assets, including an overweight to the municipal bond sector. From a risk management standpoint, and despite the strength of risky assets, we are pleased to have outperformed our benchmark with a significantly higher gearing towards safer assets.

Additionally, we held an overweight exposure to interest-rate sensitive equities, such as REIT’s. This benefited the Fund’s performance as interest rates hit a cyclical peak in mid-December and many interest-rate sensitive asset classes found similar bottoms.

Distributions

The Fund paid its first quarterly dividend of $0.114352 per share on March 30, 3017 to the Institutional Share Class, reflecting the cash we received from our underlying closed-end funds. We anticipate keeping with paying quarterly dividends by distributing our second at the end of June.

The annualized yield for the first quarter distribution was 4.34%.

This distribution yield is on the low side of what we expect to pay out on an ongoing basis on account of the initial inflows of assets into the Fund during the first quarter.

Rareview Longevity Income Generation Fund

The average yield on the underlying closed-end funds that we purchase range between 7.5% and 8.2% since inception of the Fund. The lower distribution yield is mechanically related to the inflow of new capital into the Fund, and not investment-related.

Valuations

The returns in risky assets, such as equities and lower-rated corporate bonds, since the U.S. Presidential Election have been substantial. Our internal models show that a significant amount of future returns have been pulled forward, such as future earnings growth due to fiscal policy changes and animal spirits, and a reduction in geopolitical risk from the defeat of more radical candidates in European elections.

The valuations for the broad closed-end fund (CEF) universe were cheap at the beginning of the fiscal year – November 1, 2016 – at approximately 0.8 standard-deviations below their historical mean. However, the significant price appreciation and tightening of CEF discounts over the course of the last six months has caused many sectors to reach their fair valuation – or even exceed it in some cases.

This leaves us cautious towards certain sectors that are expensive from an asset class level and with tight discounts in the CEF market. The main exception is municipal-bond closed end funds, which is the largest sector in the closed-end fund market, and remain at one of the cheapest on an intra-sector and asset class basis.

Sector Exposure Overview

Our asset allocation models have tilted the portfolio more towards international equity and interest-rate sensitive products in the U.S.

Throughout the year, the Fund has been nearly void of all U.S. large cap equity exposure, and concentrated on equity exposure outside of the U.S. For the 2017 year-to-date, for example, the S&P 500 has been in the bottom quartile of performance for G-20 equity markets on a local currency basis.

Our overweight allocation to municipal bond closed-end funds served us well. The performance of the asset class on a risk-adjusted basis was one of our strongest throughout the year.

We have tended to favor emerging market debt over U.S. corporate debt. For most of the year, emerging market debt was the strongest performing risky fixed income asset on a risk-adjusted basis.

In December and March, our Federal Reserve model, a key tool we use for asset allocation, indicated that a future tightening cycle was fully discounted, with the “certainty” of four interest rate hikes expected for the remainder of 2017, leaving little downside risk, even if there was major progress on the fiscal front. At those points, we significantly increased our exposure to fixed income sectors that are sensitive to interest rates.

Early in the year, the Fund kept an overweight exposure to MLP’s and energy equities, due to our favorable outlook for crude oil prices during the very end of a credit and economic cycle. This has both benefited and hurt the Fund’s performance over the period.

High-yield bank loan funds reached a critical point in February. Within closed-end funds, this sector became the most richly valued in February as investors became increasingly fearful of higher interest rates. Although we see the potential risk of substantial credit widening as muted over the coming six months, and the sector providing a high amount of income to the Fund, this sector faced three challenges during the last three months.

Rareview Longevity Income Generation Fund

Firstly, not only was the sector very expensive, but the majority (70%+) of the underlying securities held by the loan closed-end funds were trading above par. This meant that because the loans could be refinanced at par there was inherent downside risk from a principal perspective, not to mention any potential credit spread widening.

Secondly, on account of the expectation of higher policy rates from the Federal Reserve, the expected income generated from the loans was anticipated to continue to rise rapidly. We did not feel this was a reasonable expectation and saw much risk that the Fed underdelivered on this expectation.

Thirdly, many of our loan funds options in the closed-end fund universe that we could invest into were trading at a premium to their underlying NAV, leaving us very few options to purchase at a discount. It is our goal, when possible, to invest in closed-end funds trading at a discount as this enhances their yield.

As a result, we kept a modestly underweight exposure to the loan sector throughout the year. While we were able to generate alpha from our selection of closed-end funds closing their discount-to-NAV, the NAV performance of almost all loan funds was negative for the last four months and share price total returns were only slightly positive.

Lastly, activist investors have been busy in the closed-end fund market since the Fund’s inception. Two CEF’s that we have held saw activist situations actions materialize after we purchased them. In one, we were able to participate in a tender offer at 98% of the NAV price and exited the remainder of our shares as we felt all of the potential discount narrowing had been achieved, contributing positive performance to the Fund. We continue to hold the other CEF and await resolution of the activist’s action as we have already benefited from discount tightening.

Outlook

Our outlook for the closed-end fund market moving forward is uneven. Valuations in some sectors – such as equities – have become expensive and no longer warrant the use of closed-end funds to express a long equity view.

There is a point where the reward-to-risk becomes too low to invest in closed-end funds relative to an ETF for the equity sector. Given that many equity closed-end funds distribute capital gains in some form, if the risk of a sell-off in risky assets is heightened and fund discounts are tight, the replacement of an equity closed-end fund with an ETF of a similar strategy is warranted. This is the case we find ourselves in now. The potential alpha that could be generated from equity closed-end fund discounts narrowing paired with the potential for equity market declines lead us to skew away from this closed-end fund sector. If possible, we do not want to be in the situation where the underlying NAV of a closed-end fund is going down, and the discount is widening at the same time.

As stated earlier, the returns of risky assets since the U.S. Presidential Election have been substantial. Market returns after these “overheating” episodes tend to be much lower than normal. Therefore, fixed income offers potentially attractive total returns in this environment. At the same time, volatility across asset classes is now at an absolute and relatively low level. While market returns tend to be positive during these periods, the total return is well below average.

As a result, we see limited upside in domestic equity assets over the intermediate-term and prefer to be more defensively setup to capture a higher amount of income rather than capital appreciation. Conversely, we do not see any major catalyst – either known or unknown – to drive market prices substantially lower.

Regarding fixed-income, with the Fed likely raising interest rates at its June meeting, it is effectively locking in a forward inflation rate that is below its 2% target. Barring a major shift on the fiscal front, which is uncertain, we

Rareview Longevity Income Generation Fund

do not see any real risk of a cyclical upswing in interest rates. We believe that adjustment to higher yields has already occurred. As a result, we believe that interest rates will likely be contained and total returns for interest-rate sensitive fixed income assets are an attractive investment opportunity.

As we discussed earlier, we believe that emerging market debt will continue to produce strong risk-adjusted gains. The repair process since early 2016 has been substantial and many countries have additional mechanisms to stabilize their economics and financial systems should conditions warrant. Additionally, with the Federal Reserve and interest rates expected to be contained, this reduces the potential for losses due to higher interest rates and a stronger U.S. dollar. While spreads on sovereign and corporate emerging market debt have tightened throughout the year, it is our intent to hold an overweight position towards this sector, especially with a skew towards Asia where able, until circumstances change.

At this time, the success of President Trump’s administration to pass economic or financial reforms has been very limited as he had to fight public relations-related battles for most of his first few months in office rather than make any progress on his agenda. However, most of the positive economic growth expectations that were generated following the Presidential Election have largely diminished. That said, a fair amount of the regulatory reform expectations remains.

There are three factors to consider when evaluating the expectations of success from President Trump.

Firstly, the trade-weighted U.S. dollar has retraced all its gains since the U.S. Presidential Election, though not all of that can be attributed to a decline in fiscal stimulus expectations. While most growth expectations in the U.S. began to level off in late January, they continued to expand in the rest of the world, especially Europe.

Secondly, the U.S. yield curve has flattened and is now well below where it was after the Presidential Election. Additionally, the decline in the 10-year U.S. Treasury yield has driven most of that decline as these future growth expectations have declined.

Thirdly, the cyclically-oriented Russell 2000 index (RUT) has remained in a sideways trading rectangle since shortly after the Presidential Election. Relative to the other major U.S. equity benchmarks it has lagged substantially, especially in sectors like energy.

The energy markets have been volatile, but in a relatively contained range for much of the last 12 months. There are two overriding themes at work now.

Firstly, OPEC is attempting to keep oil prices up by enacting temporary production cuts amongst its 13 members. Ahead of the Saudi Aramco IPO next year it is incumbent upon Saudi Arabia to enter that seminal event with the highest price possible. The proceeds of this IPO are expected to shore up their domestic fiscal situation, which has been damaged by a ~50% decline in oil prices.

However, oil markets have little faith that OPEC will continue those cuts after March 2018, when they are currently set to expire. It is too early to tell if the most likely scenario is that OPEC extends those cuts, or more importantly, increases the magnitude of them in the next year.

Secondly, the energy sector has become severely under owned this year relative to other equity sectors. For example, on a relative basis the S&P 500 energy sector was the worst laggard relative to the index through the first

Rareview Longevity Income Generation Fund

four months of the calendar year. Conversely, the tech sector was the strongest leader and coincidentally was made up of the largest market capitalization stocks in the world.

Because of this uncertainty, we intend to keep an equal-weight exposure to Master Limited Partnerships (MLP’s) over the intermediate-term as they can provide a high amount of current income and the energy sector is very under owned.

We believe that crude oil prices will be relatively contained, but are cognizant that the risks remain asymmetric to the downside. While many U.S. energy companies have been able to repair their balance sheets over the last 12 months and recent technological advancements in fracking technology have lowered the breakeven production cost of crude oil in the U.S., any drop below $40 per barrel for West Texas Intermediate (WTI) will have a very convex reaction from energy-related equities, and potentially high yield credit markets, as was the case in 2015 and 2016.

Continuing to follow our investment process, we intend to keep the portfolio diversified and seek out areas where we can generate a high amount of current income and the best risk-adjusted return profile. Given our tactical asset allocation approach, we are agnostic to the region or asset class that will deliver us the highest risk-adjusted return.

We will continue to keep you updated on the closed-end fund marketplace. Visit our Advisor’s website, www.rareviewcapital.com, for periodic commentary on the closed-end fund market and other interesting topics, or feel free to contact us at 1-888-783-8637.

Sincerely,

Neil Azous
Chief Investment Officer
Rareview Capital LLC

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their NAV. When the Fund purchases shares of a closed end fund at a discount to its NAV, there can be no assurance that the discount will decrease.

The Standard & Poor’s 500, often abbreviated as the S&P 500, or just “the S&P”, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency). One cannot invest directly in an index.

Rareview Longevity Income Generation Fund

Discount-to-NAV: A pricing situation that occurs with a closed-end mutual fund when its market price is currently lower than the net asset value of its components.

The Russell 2000 index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index used as a benchmark, since they are often considered to represent the market’s movement as a whole. The excess returns of an investment relative to the return of a benchmark index is its alpha.

Standard deviation is a measure of the dispersion of a set of data from its mean. It is calculated as the square root of variance by determining the variation between each data point relative to the mean. If the data points are further from the mean, there is higher deviation within the data set.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Holdings section of this report.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Rareview Longevity Income Generation Fund is distributed by Quasar Distributors, LLC. Quasar is affiliated with U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC.

Rareview Longevity Income Generation Fund

Expense Example (Unaudited)
April 30, 2017

As a shareholder of Rareview Longevity Income Generation Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net
	Expense Ratio	Beginning Account	Ending Account	Expenses Paid During
	(4/30/17)	Value (11/1/16)	Value (4/30/17)	Period (11/1/16 – 4/30/17)(1)
Institutional Class
Actual Expenses(2)	1.75%	$1,000.00	$1,081.70	$9.03
Hypothetical Example for
Comparison Purposes
(5% return before expenses)	1.75%	$1,000.00	$1,016.12	$8.75
Retail Class
Actual Expenses(2)	1.93%	$1,000.00	$1,082.30	$9.96
Hypothetical Example for
Comparison Purposes
(5% return before expenses)	1.93%	$1,000.00	$1,015.22	$9.64

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(2)	Based on the actual returns for the period from inception through April 30, 2017 of 8.17% and 8.23% for Institutional Class and Retail Class, respectively.

Rareview Longevity Income Generation Fund

Schedule of Investments (Unaudited)
April 30, 2017

	Shares	Value

CLOSED-END FUNDS – 83.46%
Aberdeen Asia-Pacific Income Fund, Inc.	65,635	$328,175
AllianzGI Convertible & Income Fund	5,320	37,027
Alpine Global Premier Properties Fund	81,073	492,924
BlackRock MuniYield Quality Fund, Inc.	5,592	84,663
Blackstone/GSO Long-Short Credit Income Fund	2,693	44,408
Blackstone/GSO Strategic Credit Fund	10,235	166,830
Calamos Convertible and High Income Fund	5,336	62,164
CBRE Clarion Global Real Estate Income Fund	61,920	474,307
Clough Global Opportunities Fund	5,227	55,668
Cohen and Steers Total Return Realty Fund, Inc.	19,003	241,148
DoubleLine Opportunistic Credit Fund	10,865	264,671
Duff & Phelps Global Utility Income Fund, Inc.	9,901	167,129
First Trust High Income Long/Short Fund	3,959	68,491
Flaherty & Crumrine Total Return Fund, Inc.	3,080	66,035
Goldman Sachs MLP Income Opportunities Fund	9,161	96,557
Invesco Value Municipal Income Trust	17,788	264,508
John Hancock Preferred Income Fund III	2,879	54,471
Kayne Anderson Energy Development Company	2,946	55,650
Kayne Anderson MLP Investment Company (a)	5,925	118,263
LMP Capital and Income Fund, Inc.	4,989	72,989
The Mexico Fund, Inc.	9,760	162,992
MFS Intermediate Income Trust	20,440	89,323
Nuveen AMT-Free Municipal Credit Income Fund	27,824	412,630
Nuveen California Quality Municipal Income Fund	11,330	166,438
Nuveen Enhanced Municipal Value Fund	10,961	157,071
Nuveen Floating Rate Income Fund	8,272	96,617
Nuveen High Income 2020 Target Term Fund	3,385	34,358
Nuveen Municipal Credit Income Fund	21,852	321,443
Nuveen Preferred Securities Income Fund	9,251	91,307
Pioneer High Income Trust	13,475	134,480
Pioneer Municipal High Income Advantage Trust	6,950	78,048
Tekla Healthcare Opportunities Fund	5,477	96,231
Voya Prime Rate Trust	10,542	57,665
Western Asset Emerging Markets Debt Fund, Inc.	22,062	346,373
Western Asset Global Corporate Defined Opportunity Fund, Inc.	4,109	73,140
Total Closed-End Funds
(Cost $5,393,365)		5,534,194

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Investments (Unaudited) – Continued
April 30, 2017

	Contracts (c)	Value
PURCHASED CALL OPTIONS – 0.27%
iShares MSCI EAFE ETF
Expiration: June 2017, Exercise Price: $64.00	195	$18,330
Total Purchased Call Options		18,330

PURCHASED PUT OPTIONS – 0.03%
iShares MSCI Emerging Markets ETF
Expiration: July 2017, Exercise Price: $36.00	23	564
SPDR S&P 500 ETF Trust
Expiration: July 2017, Exercise Price: $220.00	11	1,353
Total Purchased Put Options		1,917
Total Purchased Options
(Cost $13,692)		20,247

	Shares
SHORT-TERM INVESTMENTS – 15.91%
Fidelity Institutional Government Portfolio,
Institutional Share Class, 0.60% (b)	1,054,657	1,054,657
Total Short-Term Investments
(Cost $1,054,657)		1,054,657
Total Investments
(Cost $6,461,714) – 99.67%		6,609,098
Other Assets in Excess of Liabilities – 0.33%		21,744
Total Net Assets – 100.00%		$6,630,842

ETF – Exchange-Traded Fund
MLP – Master Limited Partnership
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of April 30, 2017.
(c)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement of Assets and Liabilities (Unaudited)
April 30, 2017

ASSETS:
Investments, at value (Cost $6,461,714)	$6,609,098
Receivable from Adviser	30,924
Dividends and interest receivable	10,356
Prepaid expenses and other receivables	34,727
Total assets	6,685,105

LIABILITIES:
Payable to brokers	17,991
Payable for administration and fund accounting fees	10,831
Payable for transfer agent fees	4,058
Payable for trustees’ fees	2,459
Payable for compliance fees	2,000
Distribution fees payable	1,894
Dividends and interest payable	33
Accrued expenses and other liabilities	14,997
Total liabilities	54,263

NET ASSETS	$6,630,842

NET ASSETS CONSISTS OF:
Paid-in capital	$6,358,683
Accumulated undistributed net investment income	24,892
Accumulated undistributed net realized gain on investments	99,883
Net unrealized appreciation on investments	147,384
Total net assets	$6,630,842

	Institutional	Retail
	Class Shares	Class Shares

Net assets	$3,128,137	$3,502,705
Shares issued and outstanding(1)	292,320	327,114
Net asset value and offering price per share(2)	$10.70	$10.71

(1)	Unlimited shares authorized without par value.
(2)	The redemption price is 2.00% of the amount redeemed on shares held 90 days or less.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement Of Operations (Unaudited)
For The Period Inception Through April 30, 2017(1)

INVESTMENT INCOME:
Dividend income	$124,721
Interest income	2,082
Total investment income	126,803

EXPENSES:
Administration and fund accounting fees (See note 3)	42,487
Transfer agent fees (See note 3)	24,141
Investment advisory fees (See note 3)	22,800
Professional fees	16,961
Custodian fees (See note 3)	9,345
Federal and state registration fees	7,927
Compliance fees (See note 3)	6,000
Trustees’ fees (See note 3)	4,959
Other	2,546
Distribution fees – Retail Class (See note 5)	1,896
Reports to shareholders	1,761
140,823
Less: Expense reimbursement by Adviser (See note 3)	(105,676)
Net expenses	35,147
NET INVESTMENT INCOME	91,656
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	99,883
Net change in unrealized appreciation on investments	147,384
Net realized and net change in unrealized gain on investments	247,267
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$338,923

(1)	Inception date of the Fund was November 1, 2016.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement of Changes in Net Assets

For the Period
Inception through
April 30, 2017(1)
(Unaudited)
OPERATIONS:
Net investment income	$91,656
Net realized gain on investments	99,883
Net change in unrealized appreciation on investments	147,384
Net increase in net assets resulting from operations	338,923

Institutional Class – Distributions to shareholders from: (See note 5)
Net investment income	(33,305)
Retail Class – Distributions to shareholders from: (See note 5)
Net investment income	(33,459)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	6,358,683

NET INCREASE IN NET ASSETS	6,630,842

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed net investment income of $24,892	$6,630,842

(1)	Inception date of the Fund was November 1, 2016.
(2)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:
Institutional Class:	Shares	Amount
Issued	291,252	$3,005,000
Issued to holders in reinvestment of dividends	1,068	11,157
Redeemed	—	—
Net increase in Institutional Class	292,320	$3,016,157
Retail Class:
Issued	324,327	$3,313,391
Issued to holders in reinvestment of dividends	3,166	33,084
Redeemed	(379)	(3,949)
Net increase in Retail Class	327,114	$3,342,526
Net increase in shares outstanding	619,434	$6,358,683

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

For the Period
Inception through
April 30, 2017(1)
(Unaudited)
Institutional Class

PER SHARE DATA(2):

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.25
Net realized and unrealized gain on investments	0.56
Total from investment operations	0.81
Less distributions:
From net investment income	(0.11)
Total dividends and distributions	(0.11)
Net asset value, end of period	$10.70

TOTAL RETURN(4)	8.17%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,128
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	7.31%
After expense reimbursement(5)	1.75%
Ratio of net investment income to average net assets(5)	4.92%
Portfolio turnover rate(4)(6)	157%

(1)	Inception date of the Fund was November 1, 2016.
(2)	For an Institutional Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options).  The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

For the Period
Inception through
April 30, 2017(1)
(Unaudited)
Retail Class

PER SHARE DATA(2):

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.25
Net realized and unrealized gain on investments	0.57
Total from investment operations	0.82
Less distributions:
From net investment income	(0.11)
Total dividends and distributions	(0.11)
Net asset value, end of period	$10.71

TOTAL RETURN(4)	8.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,503
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	7.49%
After expense reimbursement(5)	1.93%
Ratio of net investment income to average net assets(5)	4.74%
Portfolio turnover rate(4)(6)	157%

(1)	Inception date of the Fund was November 1, 2016.
(2)	For a Retail Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options).  The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited)
April 30, 2017

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rareview Longevity Income Generation Fund (the “Fund”) is a “diversified company” as that term is defined in the 1940 Act.  Investment advisory services are provided to the Fund by Rareview Capital LLC (the “Advisor”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”). Neil Azous, by virtue of his ownership of greater than 25% of the Advisor, is considered to be a control person of the Advisor.

The primary investment objective of the Fund seeks to generate long-term capital appreciation and income.  The Fund commenced operations on November 1, 2016. The Fund is a “fund of funds,” meaning that under normal market conditions, the Advisor seeks to achieve the Fund’s investment objective by investing primarily in closed-end funds whose share prices trade at a discount or premium relative to the closed-end funds’ underlying asset values. The Fund may also generate income from distributions received from holdings in closed-end funds. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser.  The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series of the Trust.

The Fund offers two share classes, the Retail Class and the Institutional Class. Class shares have no front end sales load, no deferred sales charge, a 2.00% redemption fee on shares held 90 days or less, and a 0.15% shareholder servicing fee. The Retail Class shares are subject to a 12b-1 fee of up to 0.25% of average daily net assets.  The Institutional Class is not subject to a 12b-1 fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2.  SIGNIFICANT ACCOUNTING POLICIES

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures.  It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.  Equity securities, including common stocks and real estate investment trust (“REITs”) that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market®, and the NASDAQ Capital Market® exchanges (collectively “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2017

Exchange traded funds, including closed end funds, are valued at the last reported sale price on the exchange on which the security is principally traded.  If, on a particular day, an exchange-traded fun does not trade, then the mean between the most recent quoted bid and asked prices will be used.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such manner as the Board of Trustees, in good faith, deems appropriate to reflect their fair value.

The Fund has adopted authoritative fair value accounting standards which established an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of April 30, 2017:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Closed-End Funds	$5,534,194	$—	$—	$5,534,194
Purchased Call Options	—	18,330	—	18,330
Purchased Put Options	—	1,917	—	1,917
Short-Term Investments	1,054,657	—	—	1,054,657
Total Investments	$6,588,851	$20,247	$—	$6,609,098

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2017

The Fund did not have any Level 3 investments during the period. It is the Fund’s policy to record transfers at the end of the reporting period. For the period ended April 30, 2017, there were no transfers between levels.

B.  Transactions with Brokers – The Fund’s receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with one securities dealer. The Fund does not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Fund is required by the brokers to maintain collateral at the brokers or in a segregated account at the Fund’s custodian for securities sold short. The receivable from brokers on the Statement of Assets and Liabilities represents the collateral for securities sold short. The Fund may maintain cash deposits at brokers beyond the receivables for short sales.

The Fund’s written options contracts’, equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the short sale proceeds by the Fund are presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

C.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description. Refer to Note 2 K. for further derivative disclosures, and Note 2 I. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

D.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

E.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

F.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2017

G.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets (See Note 5).  Trust Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

H.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk.  Purchased options sold on an exchange do not expose the Fund to counterparty risk; however, they are exchange traded and the exchange’s clearinghouse guarantees the options against default. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

J.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

K.  Derivatives – The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2017

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.  For the period ended April 30, 2017, the Fund’s monthly average quantity and notional value are described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	52	$426,517

Statements of Assets and Liabilities

Fair values of derivative instruments as of April 30, 2017:

	Asset Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
Equity Contracts:
Purchased Option Contracts	Investments	$20,247
Total		$20,247

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the period ended April 30, 2017:

	Amount of Realized Loss on Derivatives
	Purchased
Derivatives	Option Contracts*	Total
Equity Contracts	$(4,264)	$(4,264)
Total	$(4,264)	$(4,264)

	Change in Unrealized Appreciation on Derivatives
	Purchased
Derivatives	Option Contracts**	Total
Equity Contracts	$6,555	$6,555
Total	$6,555	$6,555

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

3.  AGREEMENTS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.20% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Retail Class (See note 5), any acquired fund fees and expenses, taxes, interest, brokerage fees (including commissions, mark-ups and mark-downs), expenses incurred in connection with a merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.75% of the Fund’s average daily net assets. Fees waived

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2017

and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within the three years after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board of Trustees and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
4/30/20	$105,676

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended April 30, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended April 30, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended April 30, 2017, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

At April 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$6,461,714
Gross unrealized appreciation	160,552
Gross unrealized depreciation	(13,168)
Net unrealized appreciation	$147,384

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2017

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, quarterly. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the quarter from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

The tax character of distributions paid during the period ended April 30, 2017, were as follows:

2017
Institutional Class
Ordinary Income*	$33,305
Long-Term Capital Gains	—
Total Distributions Paid	$33,305

2017
Retail Class
Ordinary Income*	$33,459
Long-Term Capital Gains	—
Total Distributions Paid	$33,459

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Retail Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Retail Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets in the Retail and Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2017

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short-term options, by the Fund for the period ended April 30, 2017, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$10,450,192	$5,152,450

7.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

Rareview Longevity Income Generation Fund

Additional Information (Unaudited)
April 30, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-783-8637.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-783-8637. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-783-8637, or (2) on the SEC’s website at www.sec.gov.

Rareview Longevity Income Generation Fund

Board Consideration of Investment Advisory Agreement (Unaudited)
April 30, 2017

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the members who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the investment advisory agreement for any new fund of the Trust. In this regard, at an in-person meeting held on October 11, 2016 (the “Meeting”), the Board reviewed an investment advisory agreement (the “Advisory Agreement”) with Rareview Capital LLC (“Rareview”) for the Rareview Longevity Income Generation Fund (the “Fund”).

At the Meeting, the Board considered the factors and reached the conclusions described below in selecting Rareview and entering into the Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Rareview was guided by a detailed set of requests for information submitted to it by U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, in advance of the Meeting. In considering and approving the Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the compensation payable to Rareview is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by Rareview under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of each of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Rareview’s plans with respect to the Fund’s investment process and portfolio strategy, the approach to security selection and the overall positioning of the Fund’s portfolio, concentrating especially on the Fund’s proposed holdings in closed-end funds. The Board also met with representatives from Rareview.

The Board evaluated the ability of Rareview, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance program and compliance record of Rareview.

Fund Performance and Expenses

The Board acknowledged that the Fund is newly formed and has no performance record. The Board considered simulated performance information from Rareview based on the investment strategies proposed for the Fund, including comparisons of such simulated performance to a relevant benchmark index and peer funds selected by Rareview. The Board recognized the inherent limitations of simulated performance information, but noted that it would have the opportunity to review the Fund’s actual performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

Rareview Longevity Income Generation Fund

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
April 30, 2017

The Board received and considered information regarding the Fund’s anticipated net operating expense ratios and their various components, including contractual and/or estimated advisory fees, administrative fees, custodian and other non-advisory fees, Rule 12b-1 and non- Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these expense ratios in comparison to the mean and median ratios of funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar, Inc. based on screening criteria applied by USBFS in consultation with Rareview. The Board received a description of the methodology and screening criteria used by USBFS to select the mutual funds and share classes in the Expense Group. The Board noted that the Fund’s net operating expense ratios were higher than the mean and median ratios of the Fund’s Expense Group.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the expense structure of the Fund supported the approval of the Advisory Agreement.

Investment Advisory Fee Rate

The Board reviewed and considered the contractual investment advisory fee rate that would be payable by the Fund to Rareview for investment advisory services (the “Advisory Agreement Rate”). Among other information reviewed by the Board was a comparison of the Advisory Agreement Rate of the Fund with those of other funds in the Expense Group. The Board noted that the Advisory Agreement Rate of the Fund was higher than the median rate for the Expense Group.

The Board received and evaluated information about the nature and extent of responsibilities and duties that would be assumed by Rareview. The Board also requested information about the nature and extent of services offered and fee rates charged by Rareview to other types of clients and was notified that Rareview currently offered services to no other clients.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate was reasonable in light of the services to be covered by the Advisory Agreement.

Profitability

The Board acknowledged that there is no actual information about an adviser’s profitability earned from a new fund. The Board noted that it would have an opportunity to review profitability earned from the Fund in the context of future contract renewals.

Economies of Scale

With respect to possible economies of scale, the Board considered that the Fund had not yet commenced operations and that Rareview did not present the Board with information regarding the extent to which the economies of scale were expected to be realized as the assets of the Fund grow. The Board also considered that the proposed fee waiver and expense reimbursement arrangements are a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and noted that it would have an opportunity to consider economies of scale in the context of future contract renewals.

Rareview Longevity Income Generation Fund

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
April 30, 2017

Other Benefits to Rareview

The Board received and considered information regarding potential “fall-out” or ancillary benefits to Rareview, as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions, though Rareview currently maintains no relationships with brokers which would allow Rareview to take advantage of such credits. Ancillary benefits could also include benefits potentially derived from an increase in Rareview’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Rareview, or to operate other products and services that follow investment strategies similar to those of the Fund).

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Rareview were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved entering into the Advisory Agreement for an initial two-year term.

Rareview Longevity Income Generation Fund

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Rareview Capital LLC
1266 East Main Street, Suite 700R
Stamford, CT 06902

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue
NW Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-783-8637.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)*  /s/ John Hedrick
   John Hedrick, President

Date  6/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ John Hedrick
   John Hedrick, President

Date  6/29/2017

By (Signature and Title)*  /s/ David Cox
   David Cox, Treasurer

Date  6/29/2017

* Print the name and title of each signing officer under his or her signature.